Q4 2025 Earnings Call February 24, 2026

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 2 Forward-Looking Statements This presentation includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. Forward-looking statements included in this presentation include statements relating to our financial guidance for the fiscal year 2026 and key drivers thereof and underlying assumptions; the impact of our Value Creation Plan and other growth strategies, the global macroeconomic uncertainty and volatility, and the impact of artificial intelligence ("AI") on our business and strategy. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, the anticipated divestiture of our LS&H business or any other strategic transactions we may explore, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on available current market material and management's expectations, beliefs, and forecasts concerning future events impacting us. Factors that may impact such forward- looking statements include, but are not limited to, our ability to compete in the highly competitive industry in which we operate; our ability to maintain high annual renewal rates; our ability to maintain revenues if our products and services do not achieve and maintain broad market acceptance, or if we are unable to keep pace with or adapt to rapidly changing technology, evolving industry standards, and changing regulatory requirements; reductions in customers’ research budgets or government funding; the success of our Value Creation Plan; our ability to derive fully the anticipated benefits from organic growth, existing or future acquisitions, joint ventures, investments, or dispositions; our exposure to risk from the international scope of our operations; our level of indebtedness; our ability to leverage AI in our products and services; any significant disruption in or unauthorized access to or breaches of our computer systems or those of third parties that we utilize in our operations; and other factors beyond our control. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission ("SEC"). Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC, which are also available on our website at www.clarivate.com.

Safe Harbor Statement and Non-GAAP Financial Measures © 2026 Clarivate. All rights reserved. 3 Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion. Non-GAAP financial measures are not recognized terms under GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. As a result, you should not consider such measures in isolation from, or as a substitute for, financial measures or results of operations calculated or determined in accordance with GAAP. We use non-GAAP measures internally in our operational and financial decision-making, to assess the operating performance of our business, to assess performance for employee compensation purposes, and to decide how to allocate resources. We believe that such measures allow us to focus on what we deem to be more reliable indicators of ongoing operating performance and our ability to generate cash flow from operations, and we also believe that investors may find these non-GAAP financial measures useful for the same reasons. Non-GAAP measures are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures when reporting their results. Further, these measures can be useful in evaluating our performance against our peer companies because we believe they provide users with valuable insight into key components of our GAAP financial disclosure. However, non-GAAP measures have limitations as analytical tools and because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Our presentation of non-GAAP measures should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that any projections and estimates will be realized in their entirety or at all. In the Appendix to this presentation, we provide definitions of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2026 Clarivate. All rights reserved. Business Review Financial Review Q&A Matti Shem Tov Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer

Matti Shem Tov Chief Executive Officer Business Review

Momentum, Focus and Growth © 2026 Clarivate. All rights reserved. 6 • Delivered our full-year financial guidance with inflecting KPI’s • Value Creation Plan built strong momentum and focus • Accelerated ACV, organic revenue growth, and enhanced Free Cash Flow conversion 2025 Results Demonstrate Value Creation Plan Delivering • Guiding to ACV, recurring revenue, profit margin and FCF growth • Accelerated improvement across all three segments • Leveraging proprietary solutions alongside AI to drive increased customer value and growth 2026 Outlook Projects Continued Solid Momentum • Launched process to sell Life Sciences & Healthcare business • Multiple parties participating currently conducting diligence • No guarantee of an agreement, will update as appropriate • Potential sale to increase focus and strengthen balance sheet Conducted Portfolio Strategic Review

Durable Foundation To Drive Scalable Impact In The AI Era © 2026 Clarivate. All rights reserved. 7 Intelligence embedded across mission critical workflows Leveraging AI to capitalize upon our foundational advantages Decades of investment into proprietary assets creates an enduring advantage Trusted and scaled provider in markets where accuracy and transparency is non-negotiable Non-Proprietary 3% Workflow Solutions 19% Tech-Enabled Services 21% Intelligence Solutions 57% 97% of our revenue1 is generated from proprietary solutions Access Clarivate Intelligence Amplified in the Age of AI Webinar at https://ir.clarivate.com/video-library/2 1 FY2025A revenue, excluding disposals and divestments. 2 None of the information provided on our website is incorporated into, or deemed to be a part of, this presentation or in any other report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only.

Combining Our Proprietary Assets With Cutting Edge Technology To Deliver Amplified Intelligence © 2026 Clarivate. All rights reserved. 8 PROPRIETARY INTELLIGENCE AMPLIFIED BY AI Clarivate AI Research Assistants Conversational, contextual AI driven search and discovery; a “front door” to our trusted intelligence Clarivate AI Ecosystem Access Extending our gold-standard intelligence across the AI ecosystem through secure integrations such as MCP servers Clarivate AI Workflow Agents AI Agents embedded across customer workflows, serving as “digital analysts”, enabling execution at speed AI Tools Powered by Licensed LLMs, RAG Data Access, and MCP Workflow Integration AI Insight AI Tools +Clarivate Proprietary Assets & Expertise Billions of Interconnected Data Points Decades of Deep Domain Expertise

2025 Results Achieved and Exceeded Guidance © 2026 Clarivate. All rights reserved. 9 Financial Metric 2025 Original Guidance Ranges4 2025 Actuals 1.8%Organic ACV 1.0% 2.0% ~1.5% Recurring Revenue Mix3 83% 87% ~85% 83% 88%5 Adj. EBITDA1 $940m $1,000m~$970m $1,002m Adj. EBITDA Margin1 40.5% 42.5% ~41.5% 40.8% Adj. Diluted EPS1 70₵60₵ ~65₵ 69₵ Free Cash Flow1 $300m $380m ~$340m $365m $2,455Revenues $2,280m $2,400m~$2,340m 0.6%Recurring Organic Growth2 (1.0)% 1.0% ~Flat                 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Subscription + Re-occurring order types. 3 (Subscription + Re-occurring) / Total Revenues. 4 2025 guidance ranges issued on February 19, 2025. 5 Organic Recurring Revenue Mix.

Value Creation Plan Driving Focus, Growth and Innovation Product & Agentic AI Accelerated Innovation Invest in proprietary assets and drive development of Agentic-AI capabilities across portfolio Optimize ROI and Support Sales Execution Sales Improved Sales Execution Drive sales execution, customer engagement and retention Increase Organic Growth and Achieve Targets Revenue Business Model Optimization Focus on driving core subscription and re-occurring revenue improving predictability Increase Subscription and Re-occurring Revenue Mix Portfolio Solutions Rationalization Assess strategic alternatives to increase execution focus and optimize capital allocation Unlock Value for Shareholders 10 Value Creation Enablers Talent and Culture Cost Rationalization Enterprise Technology © 2026 Clarivate. All rights reserved.

A&G: Strong Year, Improved Mix, Accelerating Growth © 2026 Clarivate. All rights reserved. 11 Delivered strong performance achieving organic ACV growth over 2%, despite funding headwinds Successfully repositioned business model, increasing recurring organic revenue mix to 93%1 2025 Overview Launched 10 AI assistants and AI- native agentic solutions in 2025, being used by over 4K institutions 97% of revenue2 is generated from proprietary solutions, providing a durable foundation for innovation AI Innovation Expect continued improvement in growth, as AI and product innovation increasingly materializes Improve sales execution supported by a higher recurring revenue mix and operating leverage Outlook Deeply embedded in mission-critical research and library workflows, relied on by 130M students and researchers 1 (Subscription Organic Revenues + Re-occurring Organic Revenues) / Total Organic Revenues. 2 FY2025A revenue, excluding disposals.

IP: Disciplined and Focused Execution with a Clear Path to Growth

2025 Overview

Delivered **270 bps YoY** improvement in re-occurring organic growth, reflecting stronger execution

New leadership driving focus and **stronger commercial alignment,** after challenging few years

AI Innovation

Launched 5 AI native products and enhancements in 2025 across product portfolio

RiskMark awarded 2025 LegalTech predictive AI solution of the year

Outlook

Expect **steady improvement** in growth driven by improved commercial execution

Increase the pace of innovation through focused AI solutions development

Differentiated, AI and tech-enabled full-lifecycle IP platform with unmatched scale and highest-quality global agent network

Clarivate
© 2026 Clarivate. All rights reserved.
12

LS&H: Achieved Inflection Point, Advancing AI Innovation, Returning Growth

2025 Overview

Clear inflection point, reversing subscription growth declines across Cortellis, DRG, and MedTech

Momentum building across key metrics, reflected in **sequential ACV improvement each quarter**

AI Innovation

11K global active users leveraging AI research assistants and agentic AI solutions

Due to release **10+ AI solutions** currently under development in 2026

Outlook

Expect **return to organic revenue growth in 2026**, based on strong momentum from 2025

Improve customer retention and accelerate product innovation to drive further scale

Scaled provider of trusted intelligence solutions to the world's largest pharma and medical device companies

Clarivate
© 2026 Clarivate. All rights reserved.
13

Positive Momentum and Outlook Across Core Financial Metrics

Financial Metric	2026E[1]	YoY Growth
Organic Annual Contract Value Growth	~2.5%	~70 bps
Recurring Organic Growth[2]	~1.5%	~90 bps
Free Cash Flow[3]	~$400M	~$35M | ~10%

Clarivate

[1] Midpoint of FY2026 guidance range. [2] Subscription + Re-occurring order types. [3] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

© 2026 Clarivate. All rights reserved.

14

Positive Momentum and Outlook Across Core Financial Metrics © 2026 Clarivate. All rights reserved. 151 Midpoint of FY2026 guidance range. 2 Subscription + Re-occurring order types. 3 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Organic Annual Contract Value Growth ~2.5% ~70 bps Financial Metric 2026E¹ YoY Growth Recurring Organic Growth2 ~1.5% ~90 bps Free Cash Flow3 ~$400M []~$35M | ~10%

Jonathan Collins Chief Financial Officer Financial Review

Q4 and FY 2025 Financial Results

Revenues

- Q4 and FY change driven by inorganic disposals and divestitures

Net Income / Loss

- Q4 and FY improvement over the prior year primarily due to lower non-cash goodwill impairment as well as interest and tax expense

Operating Cash Flow

- Q4 and FY change from working capital benefit and lower interest and tax, offset by lower Adjusted EBITDA

Changes from Prior Year

$m except per share data	Q4 '25	Q4 '24	Change	FY '25	FY '24	Change
Revenues	**$617**	**$663**	**$(46)**	**$2,455**	**$2,557**	**$(102)**
Operating Expenses	576	725	(149)	2,384	2,832	(448)
Income / (Loss) from Operations	**$41**	**$(62)**	**$103**	**$71**	**$(276)**	**$347**
Interest Expense, Net	66	70	(4)	265	283	(18)
Income Tax Expense (Benefit)	(28)	60	(88)	7	83	(76)
Net Income / (Loss)	**$3**	**$(192)**	**$195**	**$(201)**	**$(637)**	**$436**
Net Income / (Loss) Per Share, basic	$0.00	$(0.27)	$0.27	$(0.30)	$(0.96)	$0.66
Adjusted EBITDA[1]	255	285	(30)	1,002	1,060	(58)
Adjusted EBITDA Margin[1]	*41.3%*	*43.0%*	*(170bps)*	*40.8%*	*41.5%*	*(70 bps)*
Adjusted Diluted EPS[1]	$0.20	$0.21	$(0.01)	$0.69	$0.73	$(0.04)
Operating Cash Flow	**$160**	**$141**	**$19**	**$629**	**$647**	**$(18)**
Capital Spending	71	82	(11)	263	289	(26)
Free Cash Flow[1]	89	59	30	365	358	7

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
17

Q4 2025 Revenues and Adj. EBITDA[1]

Organic
- Continued growth in subscription revenues offset by re-occurring and transactional headwinds; higher incentive compensation contributing to profit headwind

Inorganic Disposals
- Impact from A&G (transactional books and digital collections) and LS&H (real world data reselling) disposals

Inorganic Divestitures
- ScholarOne divestiture

Foreign Exchange
- Revenue benefit from translation impact due to weaker USD was offset by transactional gains in '24 that did not recur in '25



Changes from Prior Year
$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA1
$663
$285
43.0%
Subscription ~+4
Reoccurring & Transactional ~(11)
($7)
($16)
($43)
($10)
($4)
($2)
$8
($2)
$617
$255
41.3%
Q4 2024
Organic
Inorganic Disposals
Inorganic Divestitures
FX
Q4 2025

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
18

Changes from Prior Year FY 2025 Revenues and Adj. EBITDA1 19© 2026 Clarivate. All rights reserved. FY 2024 FY 2025 $2,557 $2,455 $1,060 41.5% $1,002 40.8% Revenues Adj. EBITDA1 Year + Better - Worse $ millions FX $17 $9 Organic ($3) ($23) Inorganic Disposals ($78) ($23) Inorganic Divestitures ($38) ($21) Organic • Subscriptions organic revenue growth, offset by re-occuring and transactional decline Inorganic Disposals • Impact from A&G (transactional books and digital collections) and LS&H (real world data reselling) disposals Inorganic Divestitures • ScholarOne and Valipat divestitures Foreign Exchange • Weaker USD led to top- and bottom-line benefit Recurring2 ~+11 Transactional ~(14) 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Subscription Revenues + Re-occurring Revenues. Note: Amounts in table may not sum due to rounding.

Q4 and FY 2025 Cash Flow

Free Cash Flow[1]

- Growth driven by disciplined capital expenditures, working capital benefit, and lower interest and taxes, offset in part by lower Adj. EBITDA

Capital Allocation

- Utilized Q4 FCF to repurchase another 21.2m shares at an average price of $3.53 reducing share count by 7% last year. Subsequent to year-end, called remaining $100m of bonds due later this year

Changes from Prior Year

$m	Q4 '25	Q4 '24	Change	FY '25	FY '24	Change
Adj. EBITDA[1]	**$255**	**$285**	**$(30)**	**$1,002**	**$1,060**	**$(58)**
One-Time Costs[2]	(12)	(13)	1	(67)	(46)	(21)
Interest	(83)	(93)	10	(253)	(265)	12
Taxes	(13)	(18)	5	(42)	(53)	11
Working Capital	16	(16)	32	12	(23)	35
Other[3]	(3)	(4)	1	(23)	(26)	3
Operating Cash Flow	160	141	19	629	647	(18)
Capital Spending	(71)	(82)	11	(263)	(289)	26
Free Cash Flow[1]	**$89**	**$59**	**$30**	**$365**	**$358**	**$7**
Preferred Dividend	-	-	-	-	(38)	38
Share Repurchase	(75)	(100)	25	(225)	(200)	(25)
Debt Repayment	-	(140)	140	(100)	(198)	98
M&A	(2)	106	(108)	3	55	(52)
Other[4]	(1)	(18)	17	(9)	(53)	44
Cash Flow	**$11**	**$(93)**	**$104**	**$34**	**$(76)**	**$110**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost. [3] Includes impaired contractual costs. [4] Fx, Tax withholding for share-based compensation and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.

20

FY 2026 Guidance

Organic ACV
- Expect continued acceleration as momentum from Value Creation Plan continues

Recurring Organic Growth
- Subscription growth acceleration and stable re-occurring revenues

Revenues
- Decline due entirely to strategic disposals, expect 2026 to be final year of decline

Adj. EBITDA / Margin / EPS
- Margin expansion driven by organic growth and cost discipline
- EPS growth due to share repurchases

Free Cash Flow
- Growth driven by disciplined capital spending, lower one-time costs and interest

Metric	Low	Mid Point[4]	High	Mid Point[4] vs. PY
Organic ACV	2%	~2½%	3%	+70 bps
Recurring Organic Growth[2]	¾%	~1½%	2¼%	+90 bps
Revenues	$2,300m	~$2,360m	$2,420m	(4)%
Recurring Organic Revenue Mix[3]	88%	~89%	90%	+100 bps
Adj. EBITDA[1]	$980m	~$1,010m	$1,040m	+1%
Adj. EBITDA Margin[1]	42%	~42¾%	43½%	+200 bps
Adj. Diluted EPS[1]	70¢	~75¢	80¢	+9%
Free Cash Flow[1]	$365m	~$400m	$435m	+10%

Guidance Range — Mid Point[4]

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
[2] Subscription + Re-occurring order types.
[3] (Subscription + Re-occurring) / Total Revenues excluding disposals.
[4] Mid Point included for illustrative purposes only.

Clarivate

© 2026 Clarivate. All rights reserved.

21

FY 2026 Revenues and Adj. EBITDA[1] Outlook

Organic
- Recurring revenue growth partially offset by modest transactional decline
- Strong profit flow through driven by disciplined cost management

Inorganic Disposals
- Books transactional revenues gone by mid-year, RWD by end of year

Inorganic Divestitures
- Guidance does not include potential sale of LS&H business

Foreign Exchange
- Expect modest benefit associated with weaker USD

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA1
$2,455
$1,002
40.8%
~$25
~$25
~($130)
~($25)
~$10
~$5
~$2,360
~$1,010
~42.8%
2025A
Organic
Inorganic Disposals
Inorganic Divestitures
FX
2026T

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.
22

FY 2026 Quarterly Phasing © 2026 Clarivate. All rights reserved. 23 Revenue, Organic ACV Growth, Organic Recurring Revenue Growth and Adj. EBITDA % 2025A2024A 0.9% 1.2% 1.3% 1.6% 1.8% 0.1% 0.6% 0.8% 0.3% 0.5% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 2024A Q1 25 Q2 25 Q3 25 Q4 25 Q1 26E Q2 26E Q3 26E Q4 26E Organic ACV Growth (%) Organic Recurring Revenue Growth (%) Adj. EBITDA Margin (%) 2026E Revenue • Anticipate disproportionate amount of decline over prior year in Q2-Q3 due to disposals Organic ACV • Expect acceleration through the year Organic Recurring Revenue • Q1 ‘25 benefited from USPTO accelerations so Q1 ‘26 will be essentially flat Adj. EBITDA Margin • Normalized pattern with H1 below full year average and H2 above 6391 594 621 623 617 500 520 540 560 580 600 620 640 660 1 2024A represents quarterly average revenue for the year. Revenue ($M) 41.5% 39.3% 42.1% 40.5% 41.3% 36.00% 37.00% 38.00% 39.00% 40.00% 41.00% 42.00% 43.00% 44.00% 45.00% 46.00%

FY 2026 Cash Flow Outlook

Free Cash Flow[1]

- Expecting ~10% growth on lower one-time costs, interest, and capital spending driven by efficiencies to be partially offset by higher working capital

Capital Allocation

- Repaid remaining $100m of 2026 notes in January
- Plan to favour deleveraging in deployment of remaining $300m of FCF in the balance of year

Changes from Prior Year

$m	2026 Outlook	2025 Actuals	Change
Adj. EBITDA[1]	**~$1,010**	**$1,002**	**~$5**
One-Time Costs[2]	~(40)	(67)	~25
Interest	~(235)	(253)	~20
Taxes	~(50)	(42)	~(10)
Working Capital	~(20)	12	~(30)
Other[3]	~(15)	(23)	~10
Operating Cash Flow	~650	629	~20
Capital Spending	~(250)	(263)	~15
Free Cash Flow[1]	**~$400**	**$365**	**~$35**
Share Repurchase	~(400)	(225)	~(80)
Debt Repayment		(100)	
M&A		3	
Other[4]	~(15)	(9)	~(5)
Cash Flow	**~$(15)**	**$34**	**~$(50)**

Clarivate

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. [2] Includes restructuring-related severance and transaction cost.
[3] Includes impaired contractual costs. [4] Fx, Tax withholding for share-based compensation and refinancing cost.
Note: Amounts in table may not sum due to rounding.

© 2026 Clarivate. All rights reserved.

24

Proven and Consistent Engine For Free Cash Flow Generation © 2026 Clarivate. All rights reserved. 25 6% Free Cash Flow CAGR 2022-25A¹ 36% Avg. FCF Conversion 2022-25A¹ 30% Free Cash Flow Yield 2025A ¹,² 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2 Market capitalization of $1.2B as of February 20, 2026. Capital Allocation Debt Repayments Net Leverage ▼ 1x 2022 – Jan 26 Share Repurchases Share Count ▼13% 2022-25A $1.2B $0.7B $1.9B FCF + Divestitures 2022-25A ¹

Q&A Session

Appendix Presentation of Certain Non-GAAP Financial Measures

28© 2026 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA and Adjusted EBITDA margin Adjusted EBITDA represents net income (loss) before the provision (benefit) for income taxes, depreciation and amortization, and interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues. Adjusted net income and Adjusted diluted EPS Adjusted net income represents net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs, amortization related to acquired intangible assets, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments. Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive. Free cash flow, Free cash flow conversion, and Free cash flow yield Free cash flow represents Net cash provided by (used for) operating activities less capital expenditures. Free cash flow conversion is calculated by dividing Free cash flow by Adjusted EBITDA. Operating cash flow conversion is calculated by dividing Net cash provided by (used for) operating activities by Net income (loss). Free cash flow yield represents free cash flow for the applicable twelve-month period divided by our equity market capitalization based on the closing share price and ordinary shares outstanding.

29 $m Q4 ‘25 Q4 ’24 FY ’25 FY ’24 Net income (loss) $3.1 $(191.8) $(201.1) $(636.7) Provision (benefit) for income taxes (27.7) 59.6 7.2 82.9 Depreciation and amortization 189.1 186.0 757.2 727.0 Interest expense, net 66.0 69.9 265.4 283.4 Share-based compensation expense 17.4 10.9 63.0 60.6 Goodwill and intangible asset impairments 15.0 224.1 15.0 540.7 Restructuring and other impairments 4.8 5.4 50.7 19.6 Fair value adjustment of warrants — — — (5.2) Transaction related costs 4.0 4.3 22.5 17.9 Other1 (17.1) (83.1) 21.9 (29.8) Adjusted EBITDA $254.6 $285.3 $1,001.8 $1,060.4 Net income (loss) margin 0.5% (28.9)% (8.2)% (24.9)% Adjusted EBITDA margin 41.3% 43.0% 40.8% 41.5% © 2026 Clarivate. All rights reserved. 1 Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The fourth quarter and full year 2024 amount includes a gain of $69.5 and a net gain of $54.7, respectively, from the divestitures completed in 2024. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

Reconciliation of Non-GAAP Financial Measures

Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS

	Q4 '25		Q4 '24		FY '25		FY '24	
$m except per share data	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net income (loss) and Diluted EPS	**$3.1**	**$0.00**	**$(191.8)**	**$(0.27)**	**$(201.1)**	**$(0.30)**	**$(636.7)**	**$(0.92)**
Amortization related to acquired intangible assets	135.5	0.20	137.2	0.20	545.5	0.81	554.1	0.80
Share-based compensation expense	17.4	0.03	10.9	0.02	63.0	0.09	60.6	0.09
Goodwill and intangible asset impairments	15.0	0.02	224.1	0.32	15.0	0.02	540.7	0.78
Restructuring and other impairments	4.8	0.01	5.4	0.01	50.7	0.08	19.6	0.03
Fair value adjustment of warrants	–	–	–	–	–	–	(5.2)	(0.01)
Transaction related costs	4.0	0.01	4.3	0.01	22.5	0.03	17.9	0.03
Other[1]	(15.7)	(0.02)	(83.1)	(0.13)	24.8	0.04	(29.8)	(0.08)
Income tax impact of related adjustments	(34.4)	(0.05)	38.5	0.05	(52.3)	(0.08)	4.1	0.01
Adjusted net income and Adjusted diluted EPS	**$129.7**	**$0.20**	**$145.5**	**$0.21**	**$468.1**	**$0.69**	**$525.3**	**$0.73**
Adjusted weighted average ordinary shares, diluted	**662.3**		**707.7**		**679.3**		**721.5**	

[1] Includes the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The fourth quarter and full year 2024 amount includes a gain of $69.5 and a net gain of $54.7, respectively, from the divestitures completed in 2024.

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© 2026 Clarivate. All rights reserved.

30

31© 2026 Clarivate. All rights reserved. $m Q4 ‘25 Q4 ‘24 FY ’25 FY ’24 Net cash provided by operating activities $159.9 $141.3 $628.5 $646.6 Capital expenditures (70.7) (82.2) (263.2) (289.1) Free cash flow $89.2 $59.1 $365.3 $357.5 Operating cash flow conversion 5,158.1% (73.7)% (312.5)% (101.6)% Free cash flow conversion 35.0% 20.7% 36.5% 33.7% Reconciliation of Non-GAAP Financial Measures Net cash provided by operating activities to Free cash flow and Free cash flow conversion

32© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 2024 2023 2022 Net income (loss) $(189) $(124) $(201.1) $(636.7) $(911.2) $(3,960.2) Provision (benefit) for income taxes 43 48 7.2 82.9 (101.3) (28.9) Depreciation and amortization 786 786 757.2 727.0 708.3 710.5 Interest expense, net 238 228 265.4 283.4 293.7 270.3 Share-based compensation expense 70 70 63.0 60.6 108.9 102.2 Goodwill and intangible asset impairments — — 15.0 540.7 979.9 4,449.1 Restructuring and other impairments1 25 25 50.7 19.6 40.0 66.7 Fair value adjustment of warrants — — — (5.2) (15.9) (206.8) Transaction related costs 13 13 22.5 17.9 8.2 14.2 Other (6) (6) 21.9 (29.8) 6.6 (304.4) Adjusted EBITDA $980 $1,040 $1,001.8 $1,060.4 $1,117.2 $1,112.7 Net income (loss) margin (8.2)% (5.1)% (8.2)% (24.9)% (34.7)% (148.9)% Adjusted EBITDA margin 42.0% 43.5% 40.8% 41.5% 42.5% 41.8% 1 For the 2026 outlook, reflects restructuring costs expected to be incurred associated with the Value Creation Plan. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin

33© 2026 Clarivate. All rights reserved. Year Ending December 31, 2026 (Forecasted) $m Low High Net income (loss) per share $(0.29) $(0.19) Amortization related to acquired intangible assets 0.84 0.84 Share-based compensation expense 0.11 0.11 Restructuring and other impairments1 0.04 0.04 Transaction related costs 0.02 0.02 Other 0.01 0.01 Income tax impact of related adjustments (0.03) (0.03) Adjusted diluted EPS $0.70 $0.80 Adjusted weighted average ordinary shares, diluted ~650 million Reconciliation of Non-GAAP Financial Measures – 2026 Outlook 1 Reflects restructuring costs expected to be incurred in 2026 associated with the Value Creation Plan. Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS

34 Year Ending December 31, 2026 (Forecasted) Year Ended December 31, $m Low High 2025 2024 2023 2022 Net cash provided by operating activities $615 $685 $628.5 $646.6 $744.2 $509.3 Capital expenditures (250) (250) (263.2) (289.1) (242.5) (202.9) Free cash flow $365 $435 $365.3 $357.5 $501.7 $306.4 Operating cash flow conversion (304.5)% (492.8)% (312.5)% (101.6)% (81.7)% (12.9)% Free cash flow conversion 37.2% 41.8% 36.5% 33.7% 44.9% 27.5% © 2026 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2026 Outlook Net cash provided by operating activities to Free cash flow and Free cash flow conversion

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